UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Parabellum Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PARABELLUM ACQUISITION CORP.
3811 Turtle Creek Blvd., Suite 2125
Dallas, TX 75219
NOTICE OF 2022 SPECIAL MEETING
TO BE HELD ON DECEMBER 20, 2022
TO THE STOCKHOLDERS OF PARABELLUM ACQUISITION CORP.:
You are cordially invited to attend the 2022 special meeting (the “special meeting”) of stockholders of Parabellum Acquisition Corp. (the “Company,” “we,” “us” or “our”), to be held at 10:30 a.m., Eastern time, on Tuesday, December 20, 2022. The special meeting will be held virtually, at https://www.cstproxy.com/parabellumac/2022. At the special meeting, the stockholders will consider and vote upon the following proposal:
Proposal 1
 — A proposal to amend the Company’s Amended and Restated Certificate of Incorporation (our “charter”), giving the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) up to six (6) times for an additional one (1) month each time, from March 30, 2023 to September 30, 2023 (i.e., for a period of time ending 24 months from the consummation of its initial public offering (the “IPO” and such date, the “Extended Date” and such revised extension terms, the “Updated Extension Terms”)) (the “Charter Amendment”) (we refer to this proposal as the “Charter Amendment Proposal”).

The Company’s existing charter provides that the Company must consummate a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination, involving the Company and one or more businesses (the “Business Combination”) by March 30, 2023 (i.e., 18 months from the consummation of the IPO). In the event that the Company does not consummate a Business Combination by such date, the Company shall (i) cease all operations except for the purpose of winding up, and (ii) redeem 100% of the common stock (“Common Stock”) sold in the IPO (the “Offering Shares”), and (iii) dissolve and liquidate as promptly as possible following such redemption. The sole purpose of the Charter Amendment Proposal is to provide the Company with sufficient time to complete a Business Combination. As described below, on November 13, 2022, the Company entered into a Business Combination Agreement (“BCA”) with EnOcean GmbH (“EnOcean”) pursuant to which the Company and EnOcean as a result of a merger, share exchange and other transactions set forth in the BCA would become subsidiaries of EnOcean Holdings, B.V. (“Holdco”), which will then change the name to EnOcean Holdings, N.V. and become a public company. EnOcean is the pioneer of energy harvesting and delivers valuable data for the Internet of Things (IoT) with its resource-saving technology. The transactions set forth in the BCA would constitute a Business Combination. We will separately prepare, file with the SEC and deliver to our stockholders a proxy statement (the “Combination Proxy Statement”) to seek stockholder approval of the Business Combination with EnOcean.
If the Charter Amendment Proposal is approved, the Company will instead have the right to extend the Combination Period until up to September 30, 2023 (i.e., 24 months from the consummation of the IPO), up to six (6) times for an additional one (1) month each time by depositing $185,000 (“Extension Payment”) into the Trust Account on or prior to the date of the same applicable deadline. Therefore, if the Charter Amendment Proposal is approved, the amount of time that the Company has to complete a Business Combination would be extended to September 30, 2023.
The proposal is more fully described in the accompanying proxy statement.
THE BOARD RECOMMENDS A VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL.

In the IPO, the Company issued and sold to the public, units of shares of Class A common stock and warrants. The Company also issued private warrants in a private placement to our Sponsor (as defined below). Since the IPO, holders of public units have been able to break the units into their constituent securities, although not all holders of units have done so.
The sole purpose of the Charter Amendment is to give the Sponsor the right to extend the Combination Period up to six (6) times for an additional one (1) month each time, from March 30, 2023 to September 30, 2023, in accordance with the terms of the charter to secure the extension of the Combination Period to the Extended Date.
On November 13, 2022, the Company and EnOcean entered into the BCA pursuant to which the Company and EnOcean as a result of a merger, share exchange and other transactions set forth in the BCA would become subsidiaries of Holdco, with the former equityholders of both entities holding equity in Holdco that may be listed on the New York Stock Exchange or any other national stock exchange and with EnOcean’s existing equityholders owning a majority of the equity in Holdco. It is expected that there will be a substantial rollover of equity by the existing equityholders of EnOcean. Under the BCA, the transaction values EnOcean at $120 million on a net-equity basis, net of exercise proceeds for EnOcean’s pre-closing options and warrants. As a result of the transaction, the combined company is expected to receive approximately $146.5 million USD in gross proceeds from the Company’s trust account, assuming no redemptions by the Company’s public stockholders, and up to $40 million in additional financing to be raised prior to the closing of the Business Combination. Following the closing, the combined company will continue to operate the business of EnOcean from its offices in Oberhaching, Germany.
After consultation with Parabellum Acquisition Partners, LLC, our Sponsor (the “Sponsor”), the Company’s management has reasons to believe that, if the Charter Amendment Proposal is approved, the Sponsor (or its designees) will contribute for each one-month extension $185,000 as a loan (each loan being referred to herein as a “Contribution”) for the Company to deposit the fund into the Trust Account as the Extension Payment, and to extend the Combination Period for an additional one (1) month period each time until September 30, 2023. Each Contribution will be deposited in the Trust Account within one business day prior to the beginning of the additional extension period (or portion thereof). The Contribution(s) will bear no interest and will be repayable by the Company to the Sponsor (or its designees) upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.
The Company’s IPO prospectus and charter provided that the Company initially had until March 30, 2023 (the date which was 18 months after the consummation of the IPO) to complete the Business Combination provided for in the BCA. The Board currently believes that there will not be sufficient time before March 30, 2023 to complete the Business Combination provided for in the BCA. The sole purpose of the Charter Amendment is to provide the Company more time to complete a Business Combination, which our Board believes is in the best interests of our stockholders.
The completion of the proposed Business Combination with EnOcean is subject to the satisfaction of the conditions set forth in the BCA, including (i) completion of any required stock exchange and regulatory review, and (ii) approval of the transaction by the Company’s and EnOcean’s stockholders. Accordingly, no assurances can be made that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all. The Board believes that it is in the best interests of our stockholders to provide the Company more time to complete a Business Combination. The Company intends to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a potential Business Combination.
Accordingly, if the Charter Amendment is approved and the Updated Extension Terms are implemented and the Company takes the full time through the Extended Date to complete the initial Business Combination, the Company expects that the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.2641 per share if an extension is made through the Extended Date (assuming no public shares of Class A common stock were redeemed), in comparison to the winding up, full redemption at $10.1868 per share, and dissolution contemplated by the current provisions in the Company’s existing Charter. The Contributions are conditioned upon the implementation of the Charter Amendment Proposal. The Contributions will not occur if the Charter

Amendment Proposal is not approved, or the Updated Extension Terms are not implemented. Our Sponsor (or its designees) will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make Contributions will terminate. The Charter Amendment is more fully described in the accompanying Proxy Statement.
You are not being asked to vote on any Business Combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your public shares of Class A common stock now, you will retain the right to vote the Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a Business Combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the Business Combination by the applicable termination date.
In connection with the Charter Amendment, if approved by the requisite vote of stockholders, public stockholders holding Class A common stock may elect to redeem their shares of Class A common stock for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of one business day prior to such approval, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”). However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Charter Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares of Class A common stock will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Charter Amendment and do not make the Election would be entitled to have their shares of Class A common stock redeemed for cash if the Company has not completed a Business Combination by the Extended Date. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $146,435,811 of marketable securities as of November 22, 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by, under the terms of the Charter Amendment, at the latest, September 20, 2023.
To exercise your redemption rights, you must tender your shares of Class A common stock to the Company’s transfer agent at least two business days prior to the Special Meeting (or December 16, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
As of November 22, 2022, there was approximately $146,435,811 in the Trust Account. If the Charter Amendment Proposal is approved, and the Company extends the Combination Period to September 30, 2023, with one (1) month extension each time after March 30, 2023, the redemption price per share at the meeting for the Business Combination or the Company’s subsequent liquidation (assuming no public shares of Class A common stock were redeemed) will be approximately $10.2641 per share (without taking into account any subsequently earned interest), in comparison to the current redemption price as of November 22, 2022 of approximately $10.1868 per share.
If the Charter Amendment Proposal is not approved, as contemplated by our charter, our Combination Period will expire on March 30, 2023 if the Business Combination with EnOcean has not yet been consummated by that date, and the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.
Subject to the foregoing, the affirmative vote of at least sixty five percent (65%) of the Company’s outstanding common stock, including both the Class B common stock owned by our Sponsor and Anchor Investors (as each are defined in the proxy statement) and the Class A common stock (including those shares of Class A common stock that are part of units that have not yet been separated into their constituent parts), will be required to approve the Charter Amendment Proposal. Notwithstanding stockholder approval of the Charter Amendment, our Board will retain the right to abandon and not implement the Charter Amendment at any time without any further action by our stockholders.
Our Board has fixed the close of business on November 28, 2022, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.
After careful consideration of all relevant factors, the Board of Directors has determined that the proposal is advisable and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal.
Enclosed is the proxy statement containing detailed information concerning the proposal and the special meeting. Whether or not you plan to attend the special meeting, the Company urges you to read this material carefully and vote your shares.
I look forward to seeing you at the special meeting.
November 28, 2022	By Parabellum Acquisition Corp.
Narbeh Derhacobian Chief Executive Officer and President
Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the proposal.
Important Notice Regarding the Availability of Proxy Materials for the 2022 Special Meeting of Stockholders to be held on December 20, 2022: This notice of meeting, the accompanying proxy statement are available at https://www.cstproxy.com/parabellumac/2022.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD SHARES OF CLASS A COMMON STOCK THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES OF CLASS A AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EST ON DECEMBER 16, 2022, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, AND (3) DELIVER YOUR SHARES OF COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE

ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
PARABELLUM ACQUISITION CORP.
3811 Turtle Creek Blvd., Suite 2125
Dallas, TX 75219
2022 SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 20, 2022
PROXY STATEMENT
The 2022 special meeting of stockholders (the “special meeting”) of Parabellum Acquisition Corp. (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held at 10:30 a.m., Eastern time, on Tuesday, December 20, 2022. The special meeting will be held virtually, at https://www.cstproxy.com/parabellumac/2022. At the special meeting, the stockholders will consider and vote upon the following proposal:
Proposal 1
 — A proposal to amend the Company’s Amended and Restated Certificate of Incorporation (our “charter”), giving the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) up to six (6) times for an additional one (1) month each time, from March 30, 2023 to September 30, 2023 (i.e., for a period of time ending 24 months from the consummation of its initial public offering (the “IPO” and such date, the “Extended Date” and such revised extension terms, the “Updated Extension Terms”)) (the “Charter Amendment”) (we refer to this proposal as the “Charter Amendment Proposal”).

This proxy statement is dated November 28, 2022 and is first being mailed to stockholders on or about that date.
The Company’s existing charter provides that the Company must consummate a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination, involving the Company and one or more businesses (the “Business Combination”) by March 30, 2023 (i.e., 18 months from the consummation of the IPO). In the event that the Company does not consummate a Business Combination (defined below) by such date, the Company shall (i) cease all operations except for the purpose of winding up, and (ii) redeem 100% of the common stock (“Common Stock”) sold in the IPO (the “Offering Shares”), and (iii) dissolve and liquidate as promptly as possible following such redemption. The sole purpose of the Charter Amendment Proposal is to provide the Company with sufficient time to complete a Business Combination. As described below, on November 13, 2022, the Company entered into a Business Combination Agreement (“BCA”) with EnOcean GmbH (“EnOcean”) pursuant to which the Company and EnOcean as a result of a merger, share exchange and other transactions set forth in the BCA would become subsidiaries of EnOcean Holdings, B.V. (“Holdco”), which will then change the name to EnOcean Holdings, N.V. and become a public company. EnOcean is the pioneer of energy harvesting and delivers valuable data for the Internet of Things (IoT) with its resource-saving technology. The transactions set forth in the BCA would constitute a Business Combination. We will separately prepare, file with the SEC and deliver to our stockholders a proxy statement (the “Combination Proxy Statement”) to seek stockholder approval of the Business Combination with EnOcean.
If the Charter Amendment Proposal is approved, the Company will instead have the right to extend the Combination Period until up to September 30, 2023 (i.e., 24 months from the consummation of the IPO), up to six (6) times for an additional one (1) month each time by depositing the Extension Payment of $185,000 into the Trust Account on or prior to the date of the same applicable deadline. Therefore, if the Charter Amendment Proposal is approved, the amount of time that the Company has to complete a Business Combination would be extended to September 30, 2023.
In the IPO, the Company issued and sold to the public, units of shares of Class A common stock and warrants. The Company also issued private warrants in a private placement to our Sponsor (as defined

v

below). Since the IPO, holders of public units have been able to break the units into their constituent securities, although not all holders of units have done so.
The sole purpose of the Charter Amendment is to give the Sponsor the right to extend the Combination Period up to six (6) times for an additional one (1) month each time, from March 30, 2023 to September 30, 2023 in accordance with the terms of the charter and reduce the amount of funds to be deposited in the Trust Account to secure the extension of the Combination Period to the Extended Date.
On November 13, 2022, the Company and EnOcean entered into the BCA pursuant to which the Company and EnOcean as a result of a merger, share exchange and other transactions set forth in the BCA would become subsidiaries of Holdco, with the former equityholders of both entities holding equity in Holdco that may be listed on the New York Stock Exchange or any other national stock exchange and with EnOcean’s existing equityholders owning a majority of the equity in Holdco. It is expected that there will be a substantial rollover of equity by the existing equityholders of EnOcean. Under the BCA, the transaction values EnOcean at $120 million on a net-equity basis, net of exercise proceeds for EnOcean’s pre-closing options and warrants. As a result of the transaction, the combined company is expected to receive approximately $146.5 million USD in gross proceeds from the Company’s trust account, assuming no redemptions by the Company’s public stockholders, and up to $40 million in additional financing to be raised prior to the closing of the Business Combination. Following the closing, the combined company will continue to operate the business of EnOcean from its offices in Oberhaching, Germany.
After consultation with Parabellum Acquisition Partners, LLC, our Sponsor (the “Sponsor”), the Company’s management has reasons to believe that, if the Charter Amendment Proposal is approved, the Sponsor (or its designees) will contribute for each one-month extension $185,000 as a loan (each loan being referred to herein as a “Contribution”) for the Company to deposit the fund into the Trust Account as the Extension Payment, and to extend the Combination Period for an additional one (1) month period each time until September 30, 2023. Each Contribution will be deposited in the Trust Account within one business day prior to the beginning of the additional extension period (or portion thereof). The Contribution(s) will bear no interest and will be repayable by the Company to the Sponsor (or its designees) upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.
The Company’s IPO prospectus and charter provided that the Company initially had until March 30, 2023 (the date which was 18 months after the consummation of the IPO) to complete a Business Combination. The Board currently believes that there will not be sufficient time before March 30, 2023, to complete the Business Combination provided for in the BCA. The sole purpose of the Charter Amendment is to provide the Company more time to complete a Business Combination, which our Board believes is in the best interests of our stockholders.
The completion of the proposed Business Combination with EnOcean is subject to the satisfaction of the conditions set forth in the BCA, including (i) completion of any required stock exchange and regulatory review, and (ii) approval of the transaction by the Company’s and EnOcean’s stockholders. Accordingly, no assurances can be made that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all. The Board believes that it is in the best interests of our stockholders to provide the Company more time to complete a Business Combination and to consummate a Business Combination. The Company intends to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a potential Business Combination.
Accordingly, if the Charter Amendment is approved and the Updated Extension Terms are implemented and the Company takes the full time through the Extended Date to complete the initial Business Combination, the Company expects that the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.2641 per share if an extension is made through the Extended Date (assuming no public shares of Class A common stock were redeemed), in comparison to the winding up, full redemption at $10.1868 per share, and dissolution contemplated by the current provisions in the Company’s existing Charter. The Contributions are conditioned upon the implementation of the Charter Amendment Proposal. The Contributions will not occur if the Charter Amendment Proposal is not approved, or the Updated Extension Terms are not implemented. Our Sponsor (or its designees) will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make Contributions will terminate. The Charter Amendment is more fully described in the accompanying Proxy Statement.
You are not being asked to vote on any Business Combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your public shares of Class A common stock now, you will retain the right to vote the Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a Business Combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the Business Combination by the applicable termination date.
In connection with the Charter Amendment, if approved by the requisite vote of stockholders, public stockholders holding Class A common stock may elect to redeem their shares of Class A common stock for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”). However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Charter Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Charter Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.
Each redemption of shares of Class A common stock by our public stockholders will decrease the amount in our Trust Account, which held approximately $146,435,811 of marketable securities as of November 22, 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by, under the terms of the Charter Amendment, at the latest, September 30, 2023.
To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or December 16, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
As of November 22, 2022, there was approximately $146,435,811 in the Trust Account. If the Charter Amendment Proposal is approved, and the Company extends the Combination Period to September 30, 2023, with one (1) month extension each time after March 30, 2023, the redemption price per share at the meeting for the Business Combination or the Company’s subsequent liquidation (assuming no public shares of Class A common stock were redeemed) will be approximately $10.2641 per share (without taking into account any subsequently earned interest), in comparison to the current redemption price as of November 22, 2022 of approximately $10.1868 per share.
If the Charter Amendment Proposal is approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares of Class A common stock properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a Business Combination on or before the Extended Date. Holders of public shares of Class A common stock who do not redeem their public shares now will retain their redemption rights and their ability to vote on a Business Combination through the Extended Date if the Charter Amendment is approved. The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account after such withdrawal and before payment of the Contributions may be only a fraction of the $146,435,811 (including interest but less the funds used to pay taxes) that was in the Trust Account as of November 22, 2022.
If the Charter Amendment Proposal is not approved, as contemplated by our charter, our Combination Period will expire on March 30, 2023 if the Business Combination with EnOcean has not yet been consummated by that date, and the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.
Subject to the foregoing, the affirmative vote of at least sixty five percent (65%) of the Company’s outstanding common stock, including both the Class B common stock owned by our Sponsor and Anchor Investors (as each are defined below) and the Class A common stock (including those shares of Class A common stock that are part of units that have not yet been separated into their constituent parts), will be required to approve the Charter Amendment Proposal. Notwithstanding stockholder approval of the Charter Amendment, our Board will retain the right to abandon and not implement the Charter Amendment at any time without any further action by our stockholders.
Our Board has fixed the close of business on November 28, 2022, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.
After careful consideration of all relevant factors, the Board of Directors has determined that the proposal is advisable and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal.
This proxy statement contains important information about the special meeting and the proposal. Please read it carefully and vote your shares.

FORWARD-LOOKING STATEMENTS
The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following risks, uncertainties and other factors:
•
our being a company with no operating history and no revenues;

•
our ability to select an appropriate target business or businesses;

•
our expectations around the performance of a prospective target business or businesses;

•
our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

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our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

•
our potential ability to obtain additional financing to complete our initial business combination;

•
our pool of prospective target businesses, including the location and industry of such target businesses;

•
our ability to consummate an initial business combination due to the continued uncertainty resulting from the COVID-19 pandemic;

•
our ability to consummate the business combination with EnOcean;

•
our public securities’ potential liquidity and trading;

•
the lack of a market for our securities;

•
the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

•
the availability to us of funds from interest income on the Trust Account balance;

•
the Trust Account not being subject to claims of third parties;

•
our financial performance following the IPO;

•
risks and uncertainties related to the financial services, commercial real estate services, financial technology, healthcare, software and technology industries; or

•
the other risks and uncertainties discussed in “Risk Factors” and elsewhere in the Company’s Annual Report and other filings with the U.S. Securities and Exchange Commission.

Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.
Why am I receiving this proxy statement?
This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposal to be considered at the special meeting.
The Company is a blank check company formed in 2021 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. On September 30, 2021, the Company consummated its IPO of 12,500,000 units (the “Units”, and, with respect to the Class A common stock included in the Units being offered, the “Public Shares”), where each Unit consists of one Public Share and three-quarters (3/4) of a warrant, from which it derived gross proceeds of $125,000,000. Simultaneously with the closing of the IPO, the Company consummated the private placement (the “Private Placement”) of 6,225,000 private placement warrants (each, a “Private Placement Warrant” and collectively, the “Private Placement Warrants”) at a price of $1.00 per warrant to the Sponsor, generating proceeds of approximately $6,225,000. On October 15, 2021, the Underwriters exercised their full over-allotment option (the “Over-Allotment”) to purchase an additional 1,875,000 Units, and the Sponsor purchased additional 375,000 Private Placement Warrants generating approximately $375,000 of proceeds. An aggregate of nine (9) qualified institutional buyers or institutional accredited investors’ groups (collectively, the “Anchor Investors”) were allocated and purchased a total of 11,137,500 Units or 77.5% of the outstanding Units following the IPO and exercise of the over-allotment option by the underwriter, for gross proceeds of approximately $111.4 million. The Sponsor sold a portion of shares of Class B common stock (the “Founder Shares”) to each Anchor Investor, or an aggregate of 495,000 Founder Shares, and simultaneously with the exercise of the over-allotment option by the Underwriters, the Company sold an additional 112,500 Founder Shares to the Anchor Investors. Upon the closing of the IPO and the Private Placement, approximately $145,187,500 ($10.10 per Unit) of the net proceeds of the IPO and certain of the proceeds of the Private Placement was placed in a trust account (the “Trust Account”). Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of Class A common stock sold as part of the Units in the IPO if there is no qualifying business combination(s) consummated on or before a certain date. In our case such certain date is March 30, 2023 (i.e., 18 months from the consummation of the IPO, or the “Combination Period”). If the Charter Amendment Proposal is approved, the Company will instead have the right to extend the Combination Period up to six (6) times for an additional one (1) month each time up to September 30, 2023 (i.e., the same 24 months from the consummation of the IPO), provided that the Extension Payment equal to $185,000 for each one-month extension is deposited into the Trust Account on or prior to the date of the same applicable deadline (the “Updated Extension Terms”). Our Board believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date on the Updated Extension Terms. Therefore, the Board is submitting the proposal described in this proxy statement for the stockholders to vote upon.
What is being voted on?
You are being asked to vote on the following proposal:
1.
To amend the Company’s Amended and Restated Certificate of Incorporation, giving the Company the right to extend the date by which it has to consummate a business combination up to six (6) times for an additional one (1) month each time, from March 30, 2023 to September 30, 2023 (i.e., for a period of time ending 24 months from the consummation of its initial public offering).

What is the purpose of the Charter Amendment?
The sole purpose of the Charter Amendment is to give the Sponsor the right to extend Combination Period up to six (6) times for an additional one (1) month each time, from March 30, 2023 to September 30, 2023 by amending the terms of the charter to secure the extension of the Combination Period to the Extended Date.
On November 13, 2022, the Company and EnOcean entered into the BCA pursuant to which the Company and EnOcean as a result of a merger, share exchange and other transactions set forth in the BCA would become subsidiaries of Holdco, with the former equityholders of both entities holding equity in Holdco that may be listed on the New York Stock Exchange or any other national stock exchange and with EnOcean’s existing equityholders owning a majority of the equity in Holdco. It is expected that there will be a substantial rollover of equity by the existing equityholders of EnOcean. Under the BCA, the transaction values EnOcean at $120 million on a net-equity basis, net of exercise proceeds for EnOcean’s pre-closing options and warrants. As a result of the transaction, the combined company is expected to receive approximately $146.5 million USD in gross proceeds from the Company’s trust account, assuming no redemptions by the Company’s public stockholders, and up to $40 million in additional financing to be raised prior to the closing of the Business Combination. Following the closing, the combined company will continue to operate the business of EnOcean from its offices in Oberhaching, Germany.
The completion of the Business Combination with EnOcean is subject to the satisfaction of the conditions therein, including (i) completion of any required stock exchange and regulatory review, and (ii) approval of the transaction by the Company’s and EnOcean’s stockholders. Accordingly, no assurances can be made that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all. The Board believes that it is in the best interests of our stockholders to provide the Company more time to complete a Business Combination and to consummate a Business Combination. The Company intends to hold another stockholders meeting prior to the Extended Date in order to seek stockholder approval of a potential Business Combination.
If the Charter Amendment Proposal is not approved, as contemplated by our charter, our Combination Period will expire on March 30, 2023 if the Business Combination with EnOcean has not yet been consummated by that date, and the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.
If the Charter Amendment Proposal is approved, the Company will have the right to extend the Combination Period until up to September 30, 2023 (i.e., the 24 months from the consummation of the IPO), up to six (6) times for an additional one (1) month each time, provided that the Extension Payment for each one-month extension equal to $185,000 is deposited into the Trust Account on or prior to the date of the same applicable deadline. Therefore, if the Charter Amendment Proposal is approved, the amount of time that the Company has to complete a Business Combination would be extended to September 30, 2023.
Approval of the Charter Amendment Proposal is a condition to the implementation of the Updated Extension Terms.
Why is the Company proposing the Charter Amendment Proposal?
The Company’s IPO prospectus and charter provided that the Company initially has until March 30, 2023 (the date which was 18 months after the consummation of the IPO) to complete the Business

Combination provided for in the BCA. The Company’s existing charter does not currently provide the Company with any right to extend the Combination Period.
Our Board currently believes that there will not be sufficient time before March 30, 2023 to complete the Business Combination provided for in the BCA. The completion of the Business Combination with EnOcean is subject to the satisfaction of conditions in the BCA, including (i) completion of any required stock exchange and regulatory review, and (ii) approval of the transaction by the Company’s and EnOcean’s stockholders. Accordingly, no assurances can be made that the parties will successfully negotiate and enter into a definitive agreement, or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all.
If the Charter Amendment Proposal is approved, the Company will have the right to extend the Combination Period until up to September 30, 2023 (i.e., the same 24 months from the consummation of the IPO) up to six (6) times for an additional one (1) month each time, provided that the Extension Payment for each one-month extension equal $185,000 is deposited into the Trust Account on or prior to the date of the same applicable deadline.
The sole purpose of the Charter Amendment is to provide the Company with sufficient time to complete a Business Combination, which our Board believes is in the best interests of our stockholders. The Company has made substantial progress towards consummating the transactions contemplated by the BCA, and the Board believes that it is in the best interests of our stockholders to enable the Company to do so and to consummate a Business Combination, either with EnOcean, or with another company. Upon preparation of the Combination Proxy Statement, the Company intends to hold another stockholders meeting prior to the Extended Date in order to seek stockholder approval of a Business Combination.
Why should I vote for the Charter Amendment?
Our Board believes stockholders will benefit from the Company consummating a Business Combination and is proposing the Charter Amendment to extend the date by which the Company must complete a Business Combination until the Extended Date.
The Company’s existing charter provides that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s Public Shares if the Company does not complete a Business Combination before March 30, 2023, the Company will provide our public stockholders holding Class A common stock with the opportunity to redeem all or a portion of their shares of Class A common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. The Company believes that this charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. The Company also believes, however, that given the Company’s expenditure of time, effort and funds on pursuing a Business Combination, circumstances warrant providing those who believe they might find a Business Combination to be an attractive investment with an opportunity to consider such transaction.
Our Board recommends that you vote in favor of the Charter Amendment but expresses no opinion as to whether you should redeem your Public Shares.
What amount will holders receive upon consummation of a subsequent Business Combination or liquidation If the Charter Amendment Proposal is approved?
If the Charter Amendment is approved, our Sponsor (or its designees), has agreed to contribute to us as a loan the Contributions. For example, if the Company takes until September 30, 2023 to complete its Business Combination, which would represent six calendar months, our Sponsor (or its designees) would make aggregate maximum Contributions of approximately $1,110,000 (assuming no Public Shares were redeemed) and the per-share amount contributed for the six-month extension would be approximately $0.0772 per share. Each Contribution will be deposited in the Trust Account within one business day prior to the beginning of the additional extension period (or portion thereof). The Contribution(s) will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.
Accordingly, if the Charter Amendment is approved and the Updated Extension Terms are implemented and the Company takes the full time through the Extended Date to complete the initial Business Combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.2641 per share, in comparison to the current redemption amount of $10.1868 per share under the current provisions in the Company’s existing Charter if an extension is made through the Extended Date (assuming no Public Shares were redeemed). The Contributions are conditioned upon the implementation of the Charter Amendment Proposal. The Contributions will not occur if the Charter Amendment Proposal is not approved, or the Updated Extension Terms are not implemented (although the Sponsor (or its designees) may choose to make payments to extend in accordance with the current provisions in the Company’s existing Charter). Our Sponsor (or its designees) will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make Contributions will terminate. Each of the Charter Amendment is more fully described in the accompanying Proxy Statement.
How do the Company insiders intend to vote their shares?
All of the Company’s directors and their respective affiliates are expected to vote any common stock over which they have voting control (including any Public Shares owned by them) in favor of the proposal.
The Sponsor and the Anchor Investors are not entitled to redeem the Founder Shares. With respect to any shares purchased on the open market by the Sponsor and the Company’s directors and their respective affiliates, such Public Shares may be redeemed. On the record date, the Sponsor and the Anchor Investors beneficially owned and were entitled to vote 3,593,750 Founder Shares, which represents approximately 20% of the Company’s issued and outstanding common stock.
In addition, the Sponsor or the Company’s or a potential target’s, executive officers or advisors, or any of their respective affiliates, may purchase Public Shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Charter Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposal to be voted upon at the special meeting is approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of the Charter Amendment. None of the Company’s Sponsor, directors, executive officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Does the Board recommend voting for the approval of the proposal?
Yes. After careful consideration of the terms and conditions of the proposal, the Board has determined that the proposal is in the best interests of the Company and its stockholders. The Board recommends that stockholders vote “FOR” the Charter Amendment.
What vote is required to adopt the Charter Amendment?
Approval of each of the Charter Amendment will require the affirmative vote of holders of sixty five percent (65%) of the Company’s outstanding common stock, including those shares of Class A common stock held as a constituent part of our Units, on the record date.

If the Charter Amendment is approved, any holder of Public Shares may redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. However, the Company may not redeem our Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001.
What happens if I sell my Class A common stock or Units of the Company before the special meeting?
The November 28, 2022 record date is earlier than the date of the special meeting. If you transfer your Public Shares of Class A common stock, including those shares held as a constituent part of our Units, after the record date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting. If you transfer your shares of Class A common stock prior to the record date, you will have no right to vote those shares at the special meeting.
What if I don’t want to vote for the Charter Amendment Proposal?
If you do not want the Charter Amendment to be approved, you must abstain, not vote, or vote against the proposal. If the Charter Amendment is approved, and the Updated Extension Terms are implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.
Will you seek any further extensions to liquidate the Trust Account?
Other than the extension until the Extended Date as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a Business Combination.
What happens if the Charter Amendment is not approved?
If the Charter Amendment is not approved, and we do not consummate an initial business combination by March 30, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders and our warrants, including our Private Placement Warrants, will expire worthless.
The Company’s Sponsor and Anchor Investors have waived their rights to participate in any liquidation distribution with respect to their Founder Shares. There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account. If such funds are insufficient, the Sponsor has agreed to advance the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $100,000) and have agreed not to seek repayment of such expenses.
If the Charter Amendment Proposal is approved, what happens next?
Upon approval by sixty five percent (65%) of the common stock (including those shares of Class A common stock held as a constituent part of our Units) outstanding as of the record date of the Charter Amendment Proposal, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its Units, common stock, and public warrants will remain publicly traded. The Company will then continue to work to consummate a Business Combination by the Extended Date.
The Company is continuing its efforts to complete the Business Combination provided for in the BCA, which will involve:
•
Holdco preparing and filing with the SEC a Combination Proxy Statement;

•
establishing a meeting date and record date for considering a Business Combination, and distributing the Combination Proxy Statement to stockholders; and

•
holding a special meeting to consider a Business Combination.

If the Charter Amendment is approved, and the Company extends the Combination Period to September 30, 2023, with a one (1) month extension made six times after March 30, 2023, the additional redemption amount added to the trust account will be $0.0772 per share, assuming no redemptions. However, the Company will not proceed with the extension if the number of redemptions of our Public Shares causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal.
If the Charter Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company’s common stock held by our Sponsor and Anchor Investors through the Founder Shares.
Would I still be able to exercise my redemption rights if I vote against a Business Combination?
Yes. Assuming you are a stockholder as of the record date for voting on a Business Combination, you will be able to vote on the Business Combination when it is submitted to stockholders. If you disagree with the Business Combination, you will retain your right to redeem your Public Shares upon consummation of a Business Combination, subject to any limitations set forth in the charter.
When and where is the special meeting?
The special meeting will be held at 10:30 a.m. Eastern time, on Tuesday, December 20, 2022, in virtual format. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the special meeting by visiting https://www.cstproxy.com/parabellumac/2022 and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. You may also attend the meeting telephonically by dialing 1 (800) 450-7155 (toll-free within the United States and Canada) or +1 (857) 999-9155 (outside of the United States and Canada, standard rates apply). The passcode for telephone access is 9028138#, but please note that you will not be able to vote or ask questions if you choose to participate telephonically. In light of public health concerns regarding the COVID-19 pandemic, the special meeting will be held in virtual meeting format only. You will not be able to attend the Special Meeting physically.
How do I attend the virtual special meeting, and will I be able to ask questions?
As a registered stockholder, you received a Proxy Card from Continental Stock Transfer. The form contains instructions on how to attend the virtual annual meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer at the phone # or e-mail address below. Continental Stock Transfer support contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.
You can pre-register to attend the virtual meeting starting December 14, 2022 at 9:00 a.m. EST (4 business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/parabellumac/2022, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the meeting you will need to re-log in using your control # and will also be prompted to enter your control # if you vote during the meeting.
Beneficial holders, who own their investments through a bank or broker, will need to contact Continental Stock Transfer to receive a control number. If you plan to vote at the meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote Continental will issue you a guest control number with proof of ownership. Either way you must contact Continental for specific instructions on how to receive the control number. We can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have internet capabilities, you can listen only to the meeting by dialing +1 (800) 450-7155 (toll-free), within the U.S. and Canada, or +1 (857) 999-9155 (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number 9028138#. This is listen only, you will not be able to vote or enter questions during the meeting.

How do I vote?
If you are a holder of record of Company common stock, including those shares held as a constituent part of our Units, you may vote virtually at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote virtually if you have already voted by proxy.
If your shares of Company common stock, including those shares held as a constituent part of our Units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.
How do I change my vote?
If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the special meeting or by voting virtually at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 3811 Turtle Creek Blvd., Suite 2125 Dallas, TX 75219, Attn: Secretary.
How are votes counted?
Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for the proposal.
If my shares are held in “street name,” will my broker automatically vote them for me?
Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. The proposal for the approval of the Charter Amendment, however, is a “non-discretionary” item.
Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to the non-routine or “non-discretionary” proposal. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the proposal.
What is a quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date, including those shares held as a constituent part of our Units, are represented virtually or by proxy at the special meeting.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the special meeting. Abstentions (but not broker non-votes) will be counted towards the quorum requirement. If there is no quorum, the presiding officer of the special meeting may adjourn the special meeting to another date.
Who can vote at the special meeting?
Only holders of record of the Company’s common stock, including those shares held as a constituent part of our Units, at the close of business on November 28, 2022, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, 17,968,750 shares of common stock were outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name.   If on the record date your shares or Units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer &

Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank.   If on the record date your shares or Units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.
What interests do the Company’s directors and executive officers have in the approval of the proposal?
The Company’s directors and executive officers have interests in the proposal that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of Founder Shares, and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Charter Amendment — Interests of the Company’s Directors and Officers.”
What if I object to the Charter Amendment? Do I have appraisal rights?
Stockholders do not have appraisal rights in connection with the Charter Amendment under the DGCL.
What happens to the Company’s warrants if the Charter Amendment is not approved?
If the Charter Amendment is not approved and we do not consummate an initial business combination by March 30, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders and our warrants, including our Private Placement Warrants, will expire worthless.
What happens to the Company’s warrants if the Charter Amendment Proposal is approved?
If the Charter Amendment Proposal is approved, the Company will continue its efforts to consummate a Business Combination until the Extended Date and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.
How do I redeem my shares of Company common stock?
If the Updated Extension Terms are implemented, each public stockholder holding Class A common stock may seek to redeem all or a portion of his or her Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the approval of the Updated Extension Terms, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any stockholder vote to approve a Business Combination, or if the Company has not consummated a Business Combination by the Extended Date.
To demand redemption, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. EST on December 16, 2022. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Charter Amendment and Election.
Pursuant to our charter, a public stockholder holding Class A common stock may request that the Company redeem all or a portion of such public stockholder’s Public Shares for cash if the Charter Amendment is approved. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)
(a) hold Public Shares or (b) hold Public Shares through Units and you elect to separate your Units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii)
prior to 5:00 p.m., Eastern Time, on December 16, 2022, (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “transfer agent”), at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (mzimkind@continentalstock.com), that the Company redeem your Public Shares for cash and (b) deliver your Public Shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of Units must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and public warrants, or if a holder holds Units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders holding Class A common stock may elect to redeem all or a portion of their Public Shares of Class A common stock even if they vote for the Charter Amendment Proposal.
Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote on the Charter Amendment will not be redeemed for cash held in the Trust Account. In the event that a public stockholder tenders its shares of Class A common stock and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares of Class A common stock and the Charter Amendment is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Updated Extension Terms would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.
If I am a public Unit holder, can I exercise redemption rights with respect to my Units?
No. Holders of outstanding public Units must separate the underlying Public Shares, public warrants prior to exercising redemption rights with respect to the Public Shares.
If you hold Units registered in your own name, you must deliver the certificate for such Units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such

Units into Public Shares, and Public Warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I redeem my shares of Company common stock?” above.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.
Who is paying for this proxy solicitation?
The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay Morrow Sodali’s customary fees. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
Where do I find the voting results of the special meeting?
We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meeting.
Who can help answer my questions?
If you have questions about the proposal or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:
Parabellum Acquisition Corp.
3811 Turtle Creek Blvd., Suite 2125
Dallas, TX 75219
Attn: Narbeh Derhacobian
Telephone: (972)591-8349
You may also contact the Company’s proxy solicitor at:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Telephone: (203) 658-9400 (Call Collect)
or
Call Toll-Free: (800) 662-5200
Email: PRBM.info@investor.morrowsodali.com
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE SPECIAL MEETING
Date, Time, Place and Purpose of the Special Meeting
The 2022 special meeting will be held at 10:30 a.m., Eastern time, on Tuesday, December 20, 2022. The special meeting will be held virtually, at https://www.cstproxy.com/parabellumac/2022.
Stockholders are being asked to vote on the following proposal:
1.   To the Company’s Amended and Restated Certificate of Incorporation, giving the Company the right to extend the date by which it has to consummate a business combination up to six (6) times for an additional one (1) month each time, from March 30, 2023 to September 30, 2023 (i.e., for a period of time ending 24 months from the consummation of its initial public offering) by depositing $185,000 into the Trust Account for each one-month extension.
Voting Power; Record Date; Quorum
You will be entitled to vote or direct votes to be cast at the special meeting if you owned our common stock, including as a constituent part of a unit, at the close of business on November 28, 2022, the record date for the special meeting. You will have one vote per proposal for each share of common stock you owned at that time. Our warrants do not carry voting rights.
At the close of business on the record date, there were 17,968,750 outstanding shares of Company common stock entitled to vote, of which 3,593,750 were Founder Shares. Each share of common stock is entitled to one vote. The presence in person or by proxy at the special meeting of the holders of 8,984,376 shares, or a majority of the number of outstanding shares of common stock, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.
Votes Required
Approval of the Charter Amendment Proposal will require the affirmative vote of holders of sixty-five percent (65%) of the Company’s common stock outstanding on the record date.
If you do not vote (i.e., you “abstain” from voting on the proposal), your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.
If you do not want the proposal to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that a public stockholder who tenders shares of Class A common stock for redemption in connection with the vote to approve the Charter Amendment would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment.
Broker Non-Votes
Holders of shares of our common stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.
Proposal 1 (Charter Amendment) is a matter that we believe will be considered “non-routine.”
Banks or brokerages cannot use discretionary authority to vote shares on Proposal 1 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.
Voting
You can vote your shares at the special meeting by proxy or virtually.
You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.
If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Narbeh Derhacobian and Ron Shelton to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposal presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.
Alternatively, you can vote your shares in person by attending the special meeting. You will be given a ballot at the special meeting.
A special note for those who plan to attend the special meeting and vote virtually: if your shares or Units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares.
Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or withhold your vote for the nominee or any proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Charter Amendment, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.
Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow Sodali, at (203) 658-9400 (call collect), (800) 662-5200 (call toll-free), or by sending an email to PRBM.info@investor.morrowsodali.com.
Revocability of Proxies
Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with the Secretary at Parabellum Acquisition Corp., 3811 Turtle Creek Blvd., Suite 2125 Dallas, TX 75219 either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting virtually.
Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.
Attendance at the Special Meeting
Only holders of common stock, their proxy holders and guests the Company may invite, may attend the special meeting. If you wish to attend the special meeting virtually but you hold your shares or Units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
Solicitation of Proxies
Your proxy is being solicited by our Board on the proposal being presented to stockholders at the special meeting. The Company has agreed to pay Morrow Sodali’s customary fees. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow Sodali at:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Telephone: (203) 658-9400 (Call Collect)
or
Call Toll-Free: (800) 662-5200
Email: PRBM.info@investor.morrowsodali.com
The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.
Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.
No Right of Appraisal
The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposal to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.
Other Business
The Company is not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of 2022 Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.
Principal Executive Offices
Our principal executive offices are located at 3811 Turtle Creek Blvd., Suite 2125 Dallas, TX 75219. Our telephone number at such address is (972)591-8349.

BACKGROUND
We are a blank check company formed in Delaware on February 5, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Our principal executive offices are located at 3811 Turtle Creek Blvd., Suite 2125 Dallas, TX 75219.
There are currently 17,968,750 shares of our common stock issued and outstanding.
Approximately $146,435,811 in proceeds from our IPO, the simultaneous sale of private warrants in a private placement transaction, and interest income are being held in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee. The Trust Account is and will remain invested in U.S. government securities with a maturity of 180 days or less or in an open-ended investment company that holds itself out as a money market fund until the earlier of (i) the consummation of our initial business combination or (ii) the distribution of the proceeds in the Trust Account as described below.
On November 13, 2022, the Company and EnOcean entered into the BCA pursuant to which the Company and EnOcean as a result of a merger, share exchange and other transactions set forth in the BCA would become subsidiaries of Holdco, with the former equityholders of both entities holding equity in Holdco that may be listed on the New York Stock Exchange or any other national stock exchange and with EnOcean’s existing equityholders owning a majority of the equity in Holdco. It is expected that there will be a substantial rollover of equity by the existing equityholders of EnOcean. Under the BCA, the transaction values EnOcean at $120 million on a net-equity basis, net of exercise proceeds for EnOcean’s pre-closing options and warrants. As a result of the transaction, the combined company is expected to receive approximately $146.5 million USD in gross proceeds from the Company’s trust account, assuming no redemptions by the Company’s public stockholders, and up to $40 million in additional financing to be raised prior to the closing of the Business Combination. Following the closing, the combined company will continue to operate the business of EnOcean from its offices in Oberhaching, Germany.
The Board currently believes that there will not be sufficient time before March 30, 2023 (i.e., 18 months from the consummation of the IPO) to complete the Business Combination. Furthermore, it believes that there are current holders of Public Shares that would prefer to not remain as stockholders up to the Extended Date and would rather make the Election. Accordingly, the Board believes that in order to be able to both consummate the Business Combination and allow for current holders of Public Shares to make the Election, we will need to implement the Updated Extension Terms.
You are not being asked to vote on the Business Combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will be entitled to vote on the Business Combination when it is submitted to stockholders and will retain the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of September 30, 2022.
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership of Common Stock	Approximate Percentage of Outstanding Shares of Common Stock
Five Percent Holders of Parabellum Acquisition Corp.
Parabellum Acquisition Corp, LLC(2)(3)	2,986,250	16.6%
Narbeh Derhacobian(3)	2,986,250	16.6%
Ron Shelton(4)	—	*%
Kevin Palatnik(4)	—	*%
Hervé P. Fages(4)	—	*%
Zac Hirtzlel(4)	—	*%
Ajit Medhekar(4)	—	*%
Daniel B. Wolfe(3)	2,986,250	16.6%
All directors and executive officers as a group (7 individuals)	2,986,250	16.6%
Shaolin Capital Management, LLC(5)	1,228,380	8.5%
Saba Capital Management, LP.(6)	1,057,885	7.4%
Castle Creek Arbitrage, LLC(7)	1,000,400	7.0%

*
Less than 1%.

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is c/o Parabellum Acquisition Corp., 3811 Turtle Creek Blvd, Suite 2125, Dallas, TX 75219.611 Bee Cave Rd., Ste. 213, Austin, TX 78746.

(2)
Interests shown consist solely of Founder Shares, classified as shares of Class B common stock. Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment, as described in the section of our prospectus dated September 27, 2021, entitled “Description of Securities.”

(3)
Our Sponsor is the record holder of such shares. Mr. Derhacobian and Mr. Wolfe are the managing members of our Sponsor. Consequentially, Mr. Derhacobian and Mr. Wolfe may be deemed the beneficial owners of the shares held by our sponsor and have voting and dispositive control over such securities. Mr. Derhacobian and Mr. Wolfe disclaim beneficial ownership of any shares other than to the extent they may have a pecuniary interest therein, directly or indirectly.

(4)
Each of these individuals holds a direct or indirect interest in our Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. Such individual disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(5)
According to a Schedule 13G filed with the SEC on February 11, 2022, as modified by a Schedule 13F filed with the SEC on November 14, 2022, Shaolin Capital Management LLC holds voting and dispositive power with regard to 1,228,380 Class A common shares of the company. Shaolin Capital Management LLC serves as the investment advisor to Shaolin Capital Partners Master Fund, Ltd. a Cayman Islands exempted company, MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC, and DS Liquid DIV RVA SCM LLC being managed accounts advised by the Shaolin Capital Management LLC. The business address for Saba Capital Management, L.P. is 7610 NE 4th Court, Suite 104, Miami, FL 33138.

(6)
According to a Schedule 13G filed with the SEC on February 14, 2022, as modified by a Schedule 13F filed with the SEC on November 16, 2022, each of Saba Capital Management, L.P., Saba Capital Management GP, LLC, and Mr. Boaz R. Weinstein, shares voting and dispositive power with regard to 1,057,885 Class A common shares of the company. The business address for each is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(7)
According to a Schedule 13G filed with the SEC on February 11, 2022, as modified by a Schedule 13F filed with the SEC on November 14, 2022, each of Castle Creek Arbitrage, LLC, Mr. Allan Weine, CC ARB West, LLC, Castle Creek Arbitrage, Ltd, and Castle Creek SPAC Fund, LLC, share voting and dispositive power with regard to 1,000,400 Class A common shares of the company. Castle Creek Arbitrage, LLC serves as a registered investment adviser whose clients are CC Arb West, LLC, Castle Creek SPAC Fund, LLC, and CC Arbitrage, Ltd. Mr. Weine is the managing member of Castle Creek. By virtue of these relationships, each of Castle Creek and Mr. Weine may be deemed to beneficially own the company’s common shares directly owned by CC ARB West, LLC, Castle Creek SPAC Fund, LLC, and CC Arbitrage, Ltd. The business address for each is 190 South LaSalle Street, Suite 3050, Chicago, Illinois 60603.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT
The Charter Amendment
The Company is proposing to amend its charter to update the terms of extending the date by which the Company must consummate a Business Combination on a monthly basis up to the Extended Date.
The sole purpose of the Charter Amendment is to give the Sponsor the right to extend the Combination Period up to six (6) times for an additional one (1) month each time, from March 30, 2023 to September 30, 2023 in accordance with the terms of the charter and reduce the amount of funds to be deposited in the Trust Account to secure the extension of the Combination Period to the Extended Date. Approval of the Charter Amendment Proposal is a condition to the implementation of the Updated Extension Terms.
If the Charter Amendment proposal is not approved, as contemplated by our charter, our Combination Period will expire on March 30, 2023 if the Business Combination with EnOcean has not yet been consummated by that date, and the Company has not consummated a Business Combination by May 2, 2022, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
A copy of the proposed amendment to the Company’s existing charter is attached to this proxy statement as Annex A.
Reasons for the Proposal
The Company’s IPO prospectus and charter provides that the Company initially has until March 30, 2023 (the date which is 18 months after the consummation of the IPO) to complete a Business Combination (the “Combination Period”).
If the Charter Amendment is approved, the Company will have the right to extend the Combination Period up to six (6) times for an additional one (1) month each time up to September 30, 2023 (i.e., 24 months from the consummation of the IPO), provided that the Extension Payment equal to $185,000 for each one-month extension is deposited into the Trust Account on or prior to the date of the same applicable deadline. Therefore, if the Charter Amendment Proposal is approved, the amount of funds needed to extend the time to complete a Business Combination would be reduced.
After consultation with the Sponsor, the Company’s management has reasons to believe that, if the Charter Amendment Proposal is approved, the Sponsor (or its designees) will contribute for each one-month extension $185,000 to the Company as a loan (each loan being referred to herein as a “Contribution”) for the Company to deposit the fund into the Trust Account as the Extension Payment, and to extend the Combination Period for an additional one (1) month period each time until September 30, 2023. Each Contribution will be deposited in the Trust Account within one business day prior to the beginning of the additional extension period (or portion thereof). The Contribution(s) will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.
Accordingly, if the Charter Amendment is approved and the Updated Extension Terms are implemented and the Company takes the full time through the Extended Date to complete the initial Business Combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.2641 per share, in comparison to the current redemption amount of $10.1868 per share under the current provisions in the Company’s existing Charter if an extension is made through the Extended Date (assuming no Public Shares were redeemed). The Contributions are conditioned upon the implementation of the Charter Amendment Proposal. The Contributions will not occur If the Charter Amendment Proposal is not approved, or the Updated Extension Terms are not implemented (although the Sponsor (or its designees) may choose to make payments to extend in accordance with the current provisions in the Company’s existing Charter). Our Sponsor (or its designees) will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make Contributions will terminate.
The Company intends to hold another stockholders meeting prior to the Extended Date in order to seek stockholder approval of a potential Business Combination. Therefore, the Company is not asking you to vote on a Business Combination at this time. If the Updated Extension Terms are implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on a Business Combination and the right to redeem your Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest, divided by the number of then outstanding Public Shares, in the event a Business Combination is approved and completed or the Company has not consummated a Business Combination by the Extended Date.
The Company’s existing charter provides that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s Public Shares if the Company does not complete a Business Combination before September 30, 2023, the Company will provide its public stockholders holding Class A common stock with the opportunity to redeem all or a portion of their shares of Class A common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. The Company believes that this charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter.
If the Charter Amendment Proposal is Not Approved
If the Charter Amendment Proposal is not approved, as contemplated by our charter, our Combination Period will expire on March 30, 2023 if the Business Combination with EnOcean has not yet been consummated by that date, and the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the Private Placement Warrants, which will expire worthless in the event the Company winds up.
If the Charter Amendment is Approved
If the Charter Amendment is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it must complete a Business Combination on a monthly basis until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its Units, common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate a Business Combination by the Extended Date.

If the Charter Amendment is approved, and the Company extends the Combination Period to September 30, 2023, with one (1) month extension each time after March 30, 2023, the additional redemption amount will be added to the Trust Account.
You are not being asked to vote on a Business Combination at this time. If the Updated Extension Terms are implemented and you do not elect to redeem your Public Shares in connection with the Extension, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash from the Trust Account in the event a Business Combination is approved and completed or the Company has not consummated a Business Combination by the Extended Date.
If the Charter Amendment Proposal is approved, and the Updated Extension Terms are implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account after such withdrawal and before payment of the Contributions if the Charter Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a fraction of the $146,435,811 (including interest but less the funds used to pay taxes) that was in the Trust Account as of November 22, 2022. However, the Company will not proceed with the extension if the number of redemptions of our Public Shares causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal.
Redemption Rights
If the Charter Amendment Proposal is approved, and the Updated Extension Terms are implemented, public stockholders holding Class A common stock may elect to redeem their shares of Class A common stock for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. However, the Company may not redeem our Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Charter Amendment is approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain the opportunity to have their Public Shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Charter Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.
After consultation with our Sponsor, the Company’s management has reasons to believe that, if the Charter Amendment Proposal is approved, the Sponsor (or its designees) will contribute for each one-month extension $185,000 to the Company as a loan (each loan being referred to herein as a “Contribution”) for the Company to deposit the fund into the Trust Account as the Extension Payment, and to extend the Combination Period for an additional one (1) month period each time until September 30, 2023. Each Contribution will be deposited in the Trust Account within one business day prior to the beginning of the additional extension period (or portion thereof). The Contribution(s) will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.
Accordingly, if the Charter Amendment is approved and the Updated Extension Terms are implemented and the Company takes the full time through the Extended Date to complete the initial Business Combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.2641 per share, in comparison to the current redemption amount of $10.1868 per share under the current provisions in the Company’s existing Charter if an extension is made through the Extended Date (assuming no Public Shares were redeemed). The Contributions are conditioned upon the implementation of the Charter Amendment Proposal. The Contributions will not occur If the Charter Amendment Proposal is not approved, or the Updated Extension Terms are not implemented (although the Sponsor (or its designees) may choose to make payments to extend in accordance with the current provisions in the Company’s existing Charter). Our Sponsor (or its designees) will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make Contributions will terminate.
TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EST ON DECEMBER 16, 2022. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE CHARTER AMENDMENT AND ELECTION.
Pursuant to our charter, a public stockholder holding Class A common stock may request that the Company redeem all or a portion of such public stockholder’s Public Shares for cash if the Charter Amendment is approved. You will be entitled to receive cash for any Public Shares to be redeemed only if you:
(iii)
(a) hold Public Shares or (b) hold Public Shares through Units and you elect to separate your Units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares; and

(iv)
prior to 5:00 p.m., Eastern Time, on December 16, 2022, (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “transfer agent”), at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind-(mzimkind@continentalstock.com), that the Company redeem your Public Shares for cash and (b) deliver your Public Shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of Units must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and public warrants, or if a holder holds Units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders holding Class A common stock may elect to redeem all or a portion of their Public Shares of Class A common stock even if they vote for the Charter Amendment Proposal.
Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote on the Charter Amendment will not be redeemed for cash held in the Trust Account. In the event that a public stockholder tenders its shares of Class A common stock and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares of Class A common stock and the Charter Amendment is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares of Class A common stock for redemption in connection with the vote to approve the Charter would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.
If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding Public Shares. Based on the amount in the Trust Account as of November 22, 2022, this would amount to approximately $10.1868 per share. The closing price of the Class A common stock on November 23, 2022, the most recent closing price, was $10.14.
If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to the vote on the Charter Amendment. The Company anticipates that a public stockholder who tenders shares of Class A common stock for redemption in connection with the vote to approve the Charter Amendment would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment.
Material U.S. Federal Income Tax Consequences
The following discussion is a general summary of certain material U.S. federal income tax consequences to the Company’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Charter Amendment. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change, possibly with retroactive effect, and to varying interpretations, which could result in U.S. federal income tax consequences different from those described below. This discussion does not address the tax consequences to stockholders under any state, Eastern, or non-U.S. tax laws or any other U.S. federal tax, including the alternative minimum tax provisions of the Code and the net investment income tax.
This discussion applies only to stockholders of the Company who hold their shares as a “capital asset,” as defined in the Code. This discussion does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to certain types of stockholders subject to special treatment under the Code, including, without limitation, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, cooperatives, banks and certain other financial institutions, insurance companies, tax exempt organizations, retirement plans, stockholders that are, or hold shares through, partnerships or other pass through entities for U.S. federal income tax purposes or investors therein, U.S. Holders (as defined below) whose functional currency is not the U.S. dollar, dealers in securities or foreign currency, traders that mark to market their securities, U.S. Holders subject to special accounting rules under Section 451(b) of the Code, certain former citizens and long-term residents of the United States, and stockholders holding Company shares as a part of a straddle, hedging, constructive sale or conversion transaction.
If an entity or arrangement treated as a partnership for U.S. federal income tax purposes is a stockholder, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Partners should consult their own tax advisors regarding the specific tax consequences to them of their partnership making the Election.
No legal opinion of any kind has been or will be sought or obtained regarding the U.S. federal income tax or any other tax consequences of making or not making the Election. In addition, the following discussion is not binding on the U.S. Internal Revenue Service (“IRS”) or any other taxing authority, and no ruling has been or will be sought or obtained from the IRS or other taxing authority with respect to any of the U.S.

federal income tax consequences or any other tax consequences that may arise in connection with the Election. There can be no assurance that the IRS or other taxing authority will not challenge any of the general statements made in this summary or that a U.S. court or other judicial body would not sustain such a challenge.
THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, EASTERN AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.
U.S. Federal Income Tax Treatment of Non-Electing Stockholders
A stockholder who does not make the Election (including any stockholder who votes in favor of the Charter Amendment) will continue to own his shares and warrants, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Charter Amendment.
U.S. Federal Income Tax Treatment of Electing Stockholders
U.S. Holders
A stockholder is a U.S. Holder for U.S. federal income tax purposes if such stockholder is (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that was created or organized in the U.S. or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (b) such trust has in effect a valid election to be treated as a United States person. A U.S. Holder includes an individual who satisfies the substantial presence test. The substantial presence test is satisfied if an individual is physically present in the U.S. for at least 31 days during the current year, and 183 days during the 3-year period that includes the current year and the 2 years immediately before that, counting (1) all the days such individual was present in the current year, (2) 1/3 of the days such individual was present in the prior year, and (3) 1/6 of the days such individual was present in the year before that. An exception may apply under certain conditions if the individual is present for fewer than 183 days in the taxable year and has a tax home in and a closer connection with a foreign country than with the United States. Other exceptions may apply, including tax treaty based exceptions.
A U.S. Holder who makes the Election will receive cash in exchange for the tendered shares, and will be considered for U.S. federal income tax purposes either to have made a sale of the tendered shares (a “Sale”), or will be considered to have received a distribution with respect to his shares (a “Distribution”) that may be treated as (i) dividend income, (ii) a nontaxable recovery of basis in his investment in the tendered shares, or (iii) gain (but not loss) as if the shares with respect to which the Distribution was made had been sold.
If redemption of shares is treated as a Sale, the U.S. Holder will recognize gain or loss equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the redeemed shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the redeemed shares exceeds one year as of the date of the redemption. A U.S. Holder’s adjusted tax basis in the redeemed shares generally will equal the U.S. Holder’s acquisition cost for those shares. If the holder purchased an investment unit consisting of both shares and warrants, the cost of such unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a U.S. Holder.
A redemption will be treated as a Sale with respect to a U.S. Holder if the redemption of the U.S. Holder’s shares (i) results in a “complete termination” of the U.S. Holder’s interest in the Company, (ii) is

“substantially disproportionate” with respect to the U.S. Holder or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. In determining whether any of these tests has been met, each U.S.
Holder must consider not only shares actually owned but also shares deemed to be owned by reason of applicable constructive ownership rules. A U.S. Holder may be considered to constructively own shares that are actually owned by certain related individuals or entities. In addition, a right to acquire shares pursuant to an option causes the covered shares to be constructively owned by the holder of the option. Accordingly, any U.S. Holder who has tendered all of his actually owned shares for redemption but continues to hold warrants after the redemption will generally not be considered to have experienced a complete termination of his interest in the Company.
In general, a distribution to a U.S. Holder in redemption of shares will qualify as “substantially disproportionate” only if the percentage of the Company’s shares that are owned by the U.S. Holder (actually and constructively) after the redemption is less than 80% of the percentage of outstanding Company shares owned by such U.S. Holder before the redemption. Whether the redemption will result in a more than 20% reduction in a U.S. Holder’s percentage interest in the Company will depend on the particular facts and circumstances, including the number of other tendering U.S. Holders that are redeemed pursuant to the Election.
Even if the redemption of a U.S. Holder’s shares in connection with the Charter Amendment is not treated as a Sale under either the “complete termination” test or the “substantially disproportionate” test described above, the redemption may nevertheless be treated as a Sale of the shares (rather than as a Distribution) if the effect of the redemption is “not essentially equivalent to a dividend” with respect to that U.S. Holder. A redemption will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Holder’s equity interest in the Company. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority U.S. Holder in a publicly held corporation who exercises no control over and does not participate in the management of the corporation may constitute such a meaningful reduction. However, the applicability of this ruling is uncertain and U.S. Holders who do not qualify for Sale treatment under either of the other two tests should consult their own tax advisors regarding the potential application of the “not essentially equivalent to a dividend” test to their particular situations.
If none of the tests for Sale treatment are met with respect to a U.S. Holder, amounts received in exchange for the U.S. Holder’s redeemed shares will be taxable to the U.S. Holder as a “dividend” to the extent of such U.S. Holder’s ratable share of the Company’s current and accumulated earnings and profits. Although it is believed that the Company presently has no accumulated earnings and profits, it will not be possible to definitely determine whether the Company will have, as of the end of its taxable year, any current earnings. If there are no current or accumulated earnings or the amount of the Distribution to the U.S. Holder exceeds his share of earnings and profits, the excess of redemption proceeds over any portion that is taxable as a dividend will be treated as a non-taxable return of capital to the U.S. Holder (to the extent of the U.S. Holder’s adjusted tax basis in the redeemed shares). Any amounts received in the Distribution in excess of the U.S. Holder’s adjusted tax basis in the redeemed shares will constitute taxable gain of the same character as if the shares had been transferred in a Sale, and thus will result in recognition of capital gain to the extent of such excess. If the amounts received by a tendering U.S. Holder are required to be treated as a “dividend,” the tax basis in the shares that were redeemed (after an adjustment for non-taxable return of capital discussed above) will be transferred to any remaining shares held by such U.S. Holder. If the redemption is treated as a dividend but the U.S. Holder has not retained any actually owned shares, the U.S. Holder should consult his own tax advisor regarding possible allocation of the basis in the redeemed shares to other interests in the Company.
Non-U.S. Holders
A stockholder is a Non-U.S. Holder for U.S. federal income tax purposes if such stockholder is not a U.S. Holder.
If a redemption of a Non-U.S. Holder’s shares is treated as a Distribution, as discussed above under the section entitled “U.S. Holders,” to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such Distribution will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of Company stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Company common stock, which will be treated as described below.
The withholding tax does not apply to dividends paid to a Non-U.S. Holder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower applicable treaty rate).
If a redemption of a Non-U.S. Holder’s shares is treated as a Sale, as discussed above under the section entitled “U.S. Holders,” a Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on such Sale, unless:
•
the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a permanent establishment or fixed base maintained by the Non-U.S. Holder in the United States);

•
such Non-U.S. Holder is an individual who is present in the United States for 183 days or more during the taxable year in which the disposition takes place and has a “tax home” in the United States; or

•
the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our shares.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a rate of 30% (or a lower applicable treaty rate). If the second bullet point applies to a Non-U.S. Holder, such Non-U.S. Holder will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a rate of 30%. Note that a non-U.S. individual physically present in the U.S. for 183 days or more during a taxable year generally satisfies the substantial presence test, is taxable as a U.S. resident, and therefore is a U.S. Holder. If a non-U.S. individual has a special visa status, he or she may be a Non-U.S. Holder despite being physically present in the U.S. for 183 days or more.
If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder on the Sale will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such disposition. The Company believes that it is not and has not been at any time since our formation a United States real property holding corporation.
Notwithstanding the foregoing, even if a redemption of a Non-U.S. Holder’s shares may be treated as other than a dividend for U.S. federal income tax purposes, to the extent withholding would be required if such redemption were treated as a dividend, the Company or another applicable withholding agent may withhold as if the redemption were treated as a dividend. In such event, a Non-U.S. Holder may seek a refund from the IRS with respect to withholdings on amounts in excess of the portion (if any) treated as a dividend for U.S. federal income tax purposes. Non-U.S. Holders should consult their tax advisors on how to obtain a refund of any excess withholding.

Information Reporting and Backup Withholding
Gross proceeds from the redemption of shares in connection with the approval of the Charter Amendment may be subject to information reporting. Additionally, U.S. federal income tax laws require that, in order to avoid potential backup withholding in respect of certain “reportable payments”, each tendering U.S. Holder (or other payee) must either (i) provide to the Company such U.S. Holder’s correct taxpayer identification number (“TIN”) (or certify under penalty of perjury that such U.S. Holder is awaiting a TIN) and certify that (A) such U.S. Holder has not been notified by the IRS that such U.S. Holder is subject to backup withholding as a result of a failure to report all interest and dividends or (B) the IRS has notified such U.S. Holder that such U.S. Holder is no longer subject to backup withholding, or (ii) provide an adequate basis for exemption. Each tendering U.S. Holder is required to make such certifications by providing the Company a signed copy of IRS Form W-9. Exempt tendering U.S. Holders are not subject to backup withholding and reporting requirements, but will be required to certify their exemption from backup withholding on an applicable form. If the Company is not provided with the correct TIN or an adequate basis for exemption, the relevant tendering U.S. Holder may be subject to a $50 penalty imposed by the IRS, and any “reportable payments” made to such U.S. Holder pursuant to the redemption will be subject to backup withholding in an amount equal to 24% of such “reportable payments.”
A Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.
Amounts withheld, if any, are generally not an additional tax and may be refunded or credited against the stockholder’s U.S. federal income tax liability, provided that the stockholder timely furnishes the required information to the IRS.
FATCA
Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), foreign financial institutions (which term includes most foreign hedge funds, private equity funds, mutual funds, securitization vehicles and other investment vehicles) and certain other foreign entities must comply with certain information reporting rules with respect to their U.S. account holders and investors. A foreign financial institution or such other foreign entity that does not comply with the FATCA reporting requirements generally will be subject to a 30% withholding tax with respect to any “withholdable payments.” For this purpose, withholdable payments generally include U.S.-source payments otherwise subject to nonresident withholding tax (e.g., U.S.-source dividends, including the proceeds of a redemption treated as a Distribution) and also include the entire gross proceeds from the sale of any stock of U.S. issuers (including a redemption treated as a Sale), even if the payment would otherwise not be subject to U.S. nonresident withholding tax (e.g., because it is capital gain). The IRS recently issued proposed Treasury Regulations that would eliminate the application of this regime with respect to payments of gross proceeds (but not interest (including any original issue discount), dividends, rents, salaries, wages, premiums, annuities, compensations, remunerations, emoluments, and other fixed or determinable special or periodical gains, profits, and income). Pursuant to these proposed Treasury Regulations, the Company and any applicable withholding agent may (but are not required to) rely on this proposed change to FATCA withholding until final regulations are issued.
The Company will not pay any additional amounts to redeeming stockholders in respect of any amounts withheld, including pursuant to FATCA. Under certain circumstances, a stockholder might be eligible for refunds or credits of such taxes. Stockholders are urged to consult with their own tax advisors regarding the effect, if any, of the FATCA provisions to them based on their particular circumstances.
As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, Eastern or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Charter Amendment.

Required Vote
The affirmative vote by holders of sixty-five percent (65%) of the Company’s outstanding common stock is required to approve the Charter Amendment. If the Charter Amendment is not approved, the Charter Amendment will not be implemented and if the Company doesn’t extend the Combination Period by three months as permitted under its existing charter, then the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Charter Amendment. On the record date, the Sponsor and Anchor Investors beneficially owned and were entitled to vote 3,593,750 Founder Shares, which represent approximately 20% of the Company’s issued and outstanding common stock.
In addition, the Founders, or the Company’s or the target company’s directors, officers or advisors, or any of their respective affiliates, may purchase Public Shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Charter Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood of that the proposal to be voted upon at the special meeting is approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of the Charter Amendment. None of the Company’s Sponsor, directors, executive officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.
Interests of the Company’s Directors and Executive Officers
When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:
•
the Sponsor has a fiduciary obligation to each of its members and Narbeh Derhacobian (the Company’s Executive Chairman and President) and Daniel Wolfe (a Director of the Company) are the controlling managers of our Sponsor. Because Narbeh Derhacobian and Daniel Wolfe have fiduciary obligations to the Company as well as to the Sponsor, each has a conflict of interest when voting.

•
If the Charter Amendment Proposal is approved, the Sponsor will deposit in the Trust Account $185,000, for each one-month extension as interest-free loans to be repaid by the Company upon consummation of an initial business combination.

•
If an initial business combination is not completed, the Company will be required to dissolve and liquidate. In such event, the 2,986,250 Founder Shares currently held by the Sponsor, which were acquired prior to the IPO will be worthless because such holders have agreed to waive their rights to any liquidation distributions. The Founder Shares had an aggregate market value of approximately

$30,280,575 million based on the closing price of $10.14 per share of the Company’s Common Stock on the New York Stock Exchange as of November 23, 2022.
•
If an initial business combination is not completed, an aggregate of 6,600,000 Private Placement Warrants purchased by the Sponsor in the Private Placement for a total purchase price of $6,600,000, will be worthless. Each Private Placement Warrant is identical to public warrants. The Private Placement Warrants had an aggregate market value of approximately $99,660 million based on the closing price of $0.0151 per public warrant of the Company, currently trading over the counter, as of November 23, 2022.

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The Sponsor has agreed that it will indemnify and hold harmless the Company against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) to which the Company may become subject as a result of any claim by (i) any third party for services rendered or products sold to the Company, or (ii) a prospective target business with which the Company has entered into an acquisition agreement; provided, however, that such indemnification of the Company by the Indemnitor shall apply only to the extent necessary to ensure that such claims by a third party for services rendered (other than the Company’s independent public accountants) or products sold to the Company or a target do not reduce the amount of funds in the Trust Account to below the lesser of (i) $10.10 per public share, provided that such amount shall be increased by each Extension Payment deposited into the Trust Account to extend the Combination Period, or (ii) such lesser amount per public share held in the Trust Account due to reductions in the value of the trust assets as of the date of the liquidation of the Trust Account, in each case, net of the amount of interest earned on the property in the Trust Account which may be withdrawn to pay taxes other than the Excise Tax (as defined below), except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account (whether or not such agreement is enforceable) and as to any claims under the Company’s indemnity of the underwriters against certain liabilities, including liabilities under the Securities Act.

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Because of these interests, the Company’s Sponsor could benefit from the completion of a business combination that is not favorable to its public stockholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate. For example, if the share price of the Company’s Common Stock declined to $5.00 per share after the close of the business combination, Company’s public stockholder that purchased shares of Class A common stock as part of the Units sold in the initial public offering, would have a loss of $5.00 per share, while Company’s Sponsor would have a gain of $4.99 per share because it acquired the Founder Shares for a nominal amount. In other words, Company’s Sponsor can earn a positive rate of return on their investment even if public stockholders experience a negative rate of return in the post-combination company.

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All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a Business Combination. If a Business Combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.

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All of the current members of our Board are expected to continue to serve as directors at least through the date of the stockholder meeting to approve a Business Combination and some are expected to continue to serve following a Business Combination as discussed above and receive compensation thereafter.

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The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate a Business Combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a Business Combination is not completed.

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The Company’s Sponsor is an affiliate of Narbeh Derhacobian and Daniel Wolfe, each of whom beneficially own greater than 5% of the Company’s common stock. If an initial Business Combination is not completed, the Sponsor will lose an aggregate of approximately $6.5 million, comprised of the following:

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approximately $6,500,400 million, based on the closing price of $0.0151 per public warrant of the Company’s Private Placement Warrants, currently trading over the counter, as of November 23, 2022.

We may not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.
The Sponsor is not controlled by or has substantial ties with a non-U.S. person. Narbeh Derhacobian, the manager of the Sponsor, Company’s Chief Executive Officer, and Daniel Wolfe, manager of the Sponsor, are U.S. citizens. We do not expect the Company to be considered a “foreign person” under the regulations administered by CFIUS. However, if our initial business combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business, FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.
Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by March 30, 2023 (or up to the Extended Date if the Charter Amendment Proposal is approved) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive an amount per share that will be determined by when we liquidate and whether the Charter Amendment Proposal have been approved, and our warrants and rights will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.
The Excise Tax included in the Inflation Reduction Act of 2022 may hinder our ability to consummate an initial business combination.
On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022, which, among other things, imposes a 1% excise tax on the fair market value of stock repurchased by a domestic corporation beginning in 2023, with certain exceptions (the “Excise Tax”). Because we are a Delaware corporation and our securities will trade on the NYSE following the date of this prospectus, we will be a “covered corporation” within the meaning of the Inflation Reduction Act following this offering, and while not free from doubt, it is possible that, unless an exemption is available, we (or the post-combination company) will be subject to the Excise Tax as a result of any redemptions by us of our common stock that occurs after December 31, 2022, including redemptions in connection with an initial business combination. Issuances of securities in connection with any PIPE transaction at the time of our initial business combination are expected to reduce the amount of the Excise Tax in connection with redemptions at such time, but the number of securities redeemed may exceed the number of securities issued in any such PIPE transaction, and as a result, we (or the post-combination company) may be liable for the Excise Tax. We will not, and will not allow for any post-combination company to, withdraw any amounts from the Trust Account, including interest earned on the Trust Account, to pay for the Excise Tax. This may make a transaction with us less appealing to potential business combination targets, and thus, potentially hinder our ability to enter into and consummate an initial business combination, particularly an initial business combination in which substantial PIPE issuances are not contemplated.
You are not being asked to vote on any Business Combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) and completed or the Company has not consummated the business combination by the applicable termination date.
In connection with the Charter Amendment Proposal, public stockholders holding Class A common stock may elect (the “Election”) to redeem their shares of Class A common stock for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment is approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our charter, as amended by the Charter Amendment (as long as their election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought). However, the Company will not proceed with the Charter Amendment if the redemption of Public Shares in connection therewith would cause CLAQ to have net tangible assets of less than $5,000,001. Each redemption of shares of Class A common stock by our public stockholders will decrease the amount in our Trust Account, which held approximately $$146,435,811 of marketable securities as of November 22, 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares of Class A common stock redeemed for cash if the Company has not completed a business combination by the applicable termination date. Our Sponsor, our officers and directors and our Anchor Investors, own an aggregate of 3,593,750 shares of our Founder Shares, that were issued prior to our IPO and our Sponsor owns 6,600,000 Private Placement Warrants that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO.
To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting (or December 16, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
As of November 22, 2022, there was approximately $146,435,811 in the Trust Account. If the Charter Amendment Proposal is approved and the Company extends the Combination Period to September 30, 2023, with one (1) month extension each time after March 30, 2023, the redemption price per share at the meeting for the Business Combination or the Company’s subsequent liquidation (assuming no Public Shares were redeemed) will be approximately $10.2641 per share (without taking into account any subsequently earned interest), in comparison to the current redemption price as of November 22, 2022 of approximately $10.1868 per share.
If the Charter Amendment Proposal is not approved, as contemplated by our charter, our Combination Period will expire on March 30, 2023 if the Business Combination with EnOcean has not yet been consummated by that date, and the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.
Recommendation
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Charter Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Charter Amendment Proposal.
Our Board recommends that you vote “FOR” the Charter Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your Public Shares.
DELIVERY OF DOCUMENTS TO STOCKHOLDERS
Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 3811 Turtle Creek Blvd., Suite 2125 Dallas, TX 75219, (972)591-8349, Attn: Secretary.
WHERE YOU CAN FIND MORE INFORMATION
The Company files special, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.
This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.
You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Charter Amendment by contacting us at the following address or telephone number:
Parabellum Acquisition Corp.
3811 Turtle Creek Blvd., Suite 2125
Dallas, TX 75219
Attn: Narbeh Derhacobian
Telephone: (972) 591-8349
You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Telephone: (203) 658-9400 (Call Collect)
or
Call Toll-Free: (800) 662-5200
Email: PRBM.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than December 13, 2022 (one week prior to the date of the special meeting).

ANNEX A
PROPOSED CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
PARABELLUM ACQUISITION CORP.
Parabellum Acquisition Corp., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:
1.   The name of the corporation is “Parabellum Acquisition Corp.” The corporation was originally incorporated pursuant to the DGCL on February 5, 2021.
2.   The date of filing of the corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware was February 5, 2021, and the date of filing the corporation’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware was September 27, 2021.
3.   The Board of Directors of the corporation has duly adopted resolutions setting forth proposed amendments to the Certificate of Incorporation of the corporation (as amended and restated prior to the date hereof), declaring said amendment to be advisable and in the best interests of the corporation and its stockholders and authorizing the appropriate officers of the corporation to solicit the consent of the stockholders therefor, which resolutions setting forth the proposed amendment are substantially as follows:
RESOLVED, that Section 9.1(b) of Article IX of the Amended and Restated Certificate of Incorporation of the corporation is amended and restated to read in its entirety as follows:
“Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 26, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the payment of deferred underwriting commissions and the withdrawal of interest to pay taxes (less up to $100,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 18 months from the closing of the Offering, provided that Parabellum Acquisition Partners, LLC may decide to extend the date by which it has to consummate a business combination up to six (6) times for an additional one (1) month each time (or up to 24 months from the closing date of the Offering) (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date, on the next date upon which the Office of the Delaware Division of Corporations shall be open for business (the “Deadline Date”) , further provided that Parabellum Acquisition Partners, LLC (or its designees) must deposit into the Trust Account for each one-month extension funds equal to $185,000, in exchange for a non-interest bearing, unsecured promissory note), and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate (a) to modify the substance or timing of the Corporations’ obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or to redeem 100% of such shares of the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other material provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

A-1

RESOLVED, that Section 9.4 of Article IX of the Amended and Restated Certificate of Incorporation of the corporation is amended and restated to read in its entirety as follows:
“Section 9.4 Share Issuances.   Prior to the consummation of the Corporation’s initial Business Combination, the Corporation shall not issue any additional shares of capital stock of the Corporation that would entitle the holders thereof to receive funds from the Trust Account or vote as a class with the Class A Common Stock on any initial Business Combination, on any pre-Business Combination activity or on any amendment to this Amended and Restated Certificate to (i) extend the time the Corporation has to consummate a Business Combination beyond 18 months from the closing of the Offering (or up to 24 months if the Deadline Date is extended pursuant to the terms of Section 9.1(b) hereof), or (ii) to amend any provisions of this Article IX.”
4.   That thereafter, said amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL by written consent of stockholders holding the requisite number of shares required by statute given in accordance with and pursuant to Section 228 of the DGCL.
IN WITNESS WHEREOF, the corporation has caused this Certificate of Amendment to be signed this   th day of December, 2022.

Dr. Narbeh Derhacobian
Chief Executive Officer, President, and Secretary

A-2

PROXY
PARABELLUM ACQUISITION CORP.
3811 Turtle Creek Blvd., Suite 2125
Dallas, TX 75219
2022 SPECIAL MEETING OF STOCKHOLDERS
DECEMBER 20, 2022
YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE
PARABELLUM ACQUISITION CORP.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE 2022 SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
DECEMBER 20, 2022:
THIS NOTICE OF MEETING AND THE ACCOMPANYING PROXY STATEMENT
ARE AVAILABLE AT
The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice of 2022 Special Meeting of Stockholders (the “Special Meeting”) and accompanying Proxy Statement, dated November 23, 2022, in connection with the Special Meeting to be held on December 20, 2022 at 10:30 a.m., Eastern time, virtually at https://www.cstproxy.com/parabellumac/2022, and hereby appoints Narbeh Derhacobian and Ron Shelton (with full power to act alone), the attorneys-in-fact and proxies of the undersigned, with full power of substitution to each, to vote all shares of the common stock of Parabellum Acquisition Corp. (the “Company”), registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposal set forth in this Proxy Statement.
THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL CONSTITUTING THE CHARTER AMENDMENT CONSISTING OF PROPOSAL 1.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on December 20, 2022: This notice of meeting, the accompanying proxy statement are available at            .
	FOR	AGAINST	ABSTAIN
Proposal 1 — Charter Amendment
Amend the Company’s Amended and Restated Certificate of Incorporation, giving the Company the right to extend the date by which it has to consummate a business combination up to six (6) times for an additional one (1) month each time, from March 30, 2023 to September 30, 2023 (i.e., for a period of time ending 24 months from the consummation of its initial public offering).	☐	☐	☐
Date: , 2022
Stockholder’s Signature
Stockholder’s Signature (if held jointly)

Signature should agree with named printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign above. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should also submit powers of attorney.
PLEASE SIGN, DATE AND RETURN THE PROXY TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.